Driven Brands Announces Updated Capital Allocation Priorities
Long-Term Net Leverage Target of 2-3x Net Debt / Adj. EBITDA
New $100 Million Authorization for Share Repurchases
CHARLOTTE, N.C., (BUSINESS WIRE) September 15, 2026 -- Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or the “Company”) today announced updated capital allocation priorities aimed at accelerating growth and driving long-term shareholder returns.
“The strength of Driven Brand’s Growth and Cash framework has been on full display over the last several years as Driven reduced its net leverage from 5.0x at the end of 2023 to an expected 3.0x at the end of Q3 2026, reaching our 3.0x target a full quarter ahead of plan,” said Danny Rivera, President and Chief Executive Officer. “We are entering a new phase focused on deploying capital to support growth, maintaining financial flexibility and enhancing shareholder value. Today's announcement provides investors with greater clarity regarding the framework that will guide our capital allocation decisions going forward.”
Key elements of the Company’s updated capital allocation priorities include:
•Continuing to invest in Take 5 growth, leveraging its proven operating model, strong 4-wall economics and compelling cash-on-cash returns. This growth will come through units in new and existing markets and may include acquisitions where attractive.
•Setting a long-term net leverage target of 2-3x Net Debt to Adjusted EBITDA. This range balances financial flexibility, investment capacity and efficient use of capital while maintaining a strong balance sheet.
•Returning capital to shareholders, beginning with a $100M share repurchase authorization. This amount represents approximately 5% of the Company’s market capitalization.
“Driven’s free cash flow profile and balance sheet create a strong foundation for the Company to execute its capital allocation priorities,” said Mike Diamond, EVP and Chief Financial Officer. “This initial authorization demonstrates our commitment to returning capital to shareholders while continuing to invest in Take 5.”
The Board of Directors has authorized the Company to repurchase up to $100 million of its outstanding common stock from time to time, by means of open-market purchases through any method or program, including pursuant to a repurchase plan administered in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. Any purchases will be funded from available cash balances and ongoing cash flows and will be made subject to market and economic conditions. The Company is not obligated to make any repurchases and may discontinue the program at any time. The authorization has no stated expiration date.
As previously announced, the Company will participate in the Goldman Sachs Global Consumer and Retail Conference in New York. The Company's fireside chat is scheduled to begin at 2:05 p.m. ET on Tuesday, September 15, 2026.

The fireside chat will be webcast live from the Company's Investor Relations website at investors.drivenbrands.com on the Events & Presentations page. It will also be available for replay on the Company's Investor Relations site for at least 30 days.

About Driven Brands
Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive services, including oil change, paint, collision, glass, vehicle repair, and maintenance. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, Auto Glass Now®, and CARSTAR®. As of the end of fiscal year 2025, Driven Brands had over 4,200 locations across the U.S. and Canada, and services tens of millions of vehicles annually. Driven Brands’ network generated approximately $1.9 billion in annual revenue from approximately $6.1 billion in system-wide sales.
Disclosure Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, financial targets, projected costs, prospects, plans, objectives of management, capital allocation strategy, share repurchases, impact of accounting standards and outlook, impairments, and expected market growth are “forward-looking statements” for the purposes of federal and state securities laws, including, among other things, any statements relating to: (i) the current geopolitical environment, including the impact, both direct and indirect, of global conflicts, government actions, such as proposed and enacted tariffs and governmental shutdowns; (ii) our strategy, outlook, and growth prospects; (iii) our operational and financial targets, dividend policy, and capital allocation strategy; (iv) general economic trends and trends in our industry and markets; (v) the risks and costs associated with the integration of, and/or ability to integrate, our stores and business units successfully; (vi) our internal control over financial reporting; (vii) the proper application of generally accepted accounting principles in the preparation of our financial statements, which are highly complex and involve many subjective assumptions, estimates, and judgments; and (viii) the competitive environment in which we operate; and (ix) potential post-closing obligations and liabilities relating to the sale of our car wash businesses. Forward-looking statements may include, among others, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or any other similar words.
Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include the following: our ability to compete with other businesses in the automotive aftermarket industries; advances and changes in automotive technology; changes in consumer preferences, perceptions, and spending patterns; changes in general economic conditions and the geographic concentration of our locations; our ability to timely recruit and retain qualified accounting personnel; the need to rely on third-party service providers, which could result in significant costs; diversion of management’s time, attention and resources from strategic matters due to remediation efforts related to the material weaknesses in our internal control over financial reporting and disclosure controls and procedures; our inability to maintain an effective system of internal controls; our inability to remediate the material weaknesses in our internal control over financial reporting and disclosure controls and procedures or additional material weaknesses or other deficiencies in the future; the restatement of certain of our previously issued consolidated financial statements; the adverse effect of litigation; the risks and uncertainties, as they may be amended from time to time, set forth in our filings with the U.S. Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.
There may be other factors not presently known to us or which we currently consider to be immaterial that could cause our actual results to differ materially from those projected in any forward-looking statements we make.
Forward-looking statements made in this release speak only as of the date hereof. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. Given these uncertainties, you should not place undue reliance on these forward-looking statements.
Contacts
Shareholder/Analyst inquiries:
Steve Alexander
Stephen.Alexander@drivenbrands.com
(972) 467-6180
Media inquiries:
Krista Busada
Krista.Busada@drivenbrands.com
(704) 644-8129